THE RIVER INTERNET ACCESS COMPANY
REVIEWED CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2004 AND 2003

THE RIVER INTERNET ACCESS COMPANY
INDEX TO REVIEWED CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2004 AND 2003

Page(s)

Report of Independent Registered Public Accounting Firm	1

Reviewed Consolidated Financial Statements:

Balance Sheets at August 31, 2004 and 2003	2

Statements of Operation for the Four Months Ended August 31, 2004 and 2003	3

Statements of Stockholders’ Equity (Deficit) for the Four Months Ended August 31, 2004 and 2003	4

Statements of Cash Flows for the Four Months Ended August 31, 2004 and 2003	5

Notes to the Reviewed Consolidated Financial Statements	6-14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
The River Internet Access Company
Tucson, AZ

We have reviewed the accompanying consolidated balance sheets of The River Internet Access Company, an Arizona Corporation (the “Company”) as of August 31, 2004 and 2003 and the related consolidated statements of operations, changes in stockholders’ equity (deficit), and cash flows for the four months then ended. These interim financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the consolidated financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the consolidated financial statements referred to above in order for them to be in conformity with U.S. generally accepted accounting principles.

BAGELL, JOSEPHS & COMPANY, L.L.C.

Bagell Josephs & Company, LLC
Gibbsboro, New Jersey

October 27, 2004

1

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
CONSOLIDATED REVIEWED BALANCE SHEETS
AUGUST 31, 2004 AND 2003

ASSETS
	2004	2003
Current assets:
Cash and cash equivalents	$104,730	$115,472
Accounts receivable, net of allowance for doubtful accounts of $3,000 and $9,043, respectively	4,975	124,092
Other current assets	47,710	56,410

Total current assets	157,415	295,974

Property and equipment, net	50,344	126,200
Other non-current assets	4,242	4,242
Intangible assets, net	391,466	—

Total assets	$603,467	$426,416

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable and accrued liabilities	$478,654	$533,308
Deferred revenue	358,348	417,089
Line of credit	23,862	27,259
Notes payable	3,129	5,623
Current portion of obligations under capital lease	—	19,763
Current portion of long term obligations	170,145	238,254

Total current liabilities	1,034,138	1,241,296

Long term debt, net of current portion	125,419	67,887

Total liabilities	1,159,557	1,309,183

Stockholders' Equity (Deficit)

Common stock, no par value; 1,000,000 shares authorized 341,459 and 333,959 shares issued and outstanding	3,415,633	3,115,633
Accumulated deficit	(3,971,723)	(3,998,400)

Total Stockholders' Equity (Deficit)	(556,090)	(882,767)

Total Liabilities and Stockholders' Equity (Deficit)	$603,467	$426,416

The accompanying footnotes are an integral part of the consolidated financial statments.

2

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
CONSOLIDATED REVIEWED STATEMENTS OF INCOME
FOR THE FOUR MONTHS ENDED AUGUST 31, 2004 AND 2003

	2004	2003

Net sales	$1,431,590	$1,652,542

Cost of sales	683,843	757,148

Gross profit	747,747	895,394

Expenses:
Advertising	9,818	19,164
Depreciation and amortization	66,404	62,595
Salaries and employee related costs	401,272	490,088
Rent	69,278	61,107
Telephone	18,291	19,338
Other operating expenses	90,943	147,381

Total expenses	656,006	799,673

Net income from operations	91,741	95,721

Other (expense):
Interest expense	(18,462)	(21,902)

Net income before income taxes	73,279	73,819

Income tax expense (benefit)	—	—

Net income	73,279	73,819

Accumulated deficit, beginning	(4,045,002)	(4,072,219)

Accumulated deficit, ending	$(3,971,723)	$(3,998,400)

The accompanying footnotes are an integral part of the consolidated financial statments.

3

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
CONSOLIDATED REVIEWED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE FOUR MONTHS ENDED AUGUST 31, 2004 AND 2003

	Common		Accumulated
	Shares	Value	Deficit	Total

Balance, May 1, 2003	260,792	$2,896,132	$(4,072,219)	$(1,176,087)
Issuance of shares for conversion of notes payable and interest	73,167	219,501	—	219,501
Net income for the four months	—	—	73,819	73,819

Balance, August 31, 2003	333,959	$3,115,633	$(3,998,400)	$(882,767)

Balance, May 1, 2004	341,459	$3,415,633	$(4,045,002)	$(629,369)
Net income for the four months	—	—	73,279	73,279
Balance, August 31, 2004	341,459	$3,415,633	$(3,971,723)	$(556,090)

The accompanying footnotes are an integral part of the consolidated financial statments.

4

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
CONSOLIDATED REVIEWED STATEMENTS OF CASH FLOWS
FOR THE FOUR MONTHS ENDED AUGUST 31, 2004 AND 2003

	2004	2003
Cash flows from operating activities:
Net income	$73,279	$73,819

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	66,404	62,595

Changes in operating assets and liabilities:
Decrease in accounts receivable	31,527	3,729
Decrease in other current assets	2,900	2,900
(Decrease) in accounts payable and accrued liabilities	(76,094)	(59,603)
Increase in deferred revenue	39,627	64,667

Total adjustments	64,364	74,288

Net cash provided by operating activities	137,643	148,107

Cash flows from investing activities:
Acquisition of property and equipment	(13,485)	(15,190)

Net cash used in investing activities	(13,485)	(15,190)

Cash flows from financing activities:
Repayments of long-term debt and bank loans	(78,500)	(92,657)

Net cash used in financing activities	(78,500)	(92,657)

Net increase in cash and cash equivalents	45,658	40,260

Cash and cash equivalents, beginning of period	59,072	75,212

Cash and cash equivalents, end of period	$104,730	$115,472

Supplemental Disclosure of Cash Flow Information

Cash paid during the period for interest	$18,462	$21,902

Supplemental Disclosure of Non-Cash Flow Information

Issuance of common stock for notes payable and accrued interest	$—	$219,501

Acquisition of Abstract Software, Inc.

Accounts receivable	$(111,269)	$—
Intangibles - subscription lists, domain names	140,084	—
Note payable to former owners	(25,000)	—
Assumption of liabilitiies	(3,815)	—
Cash paid for acquisition	$—	$—

The accompanying footnotes are an integral part of the consolidated financial statments.

5

THE RIVER INTERNET ACCESS COMPANY
NOTES TO CONSOLIDATED REVIEWED FINANCIAL STATEMENTS
FOR THE FOUR MONTHS ENDED AUGUST 31, 2004 AND 2003

NOTE 1 -	ORGANIZATION

The River Internet Access Co. and its subsidiary provide Internet access, web-site development, and other Internet-related services to customers located throughout Arizona and western Washington including Seattle. Its corporate headquarters are located in Tucson, Arizona.

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Revenue Recognition

Internet service subscription revenues are recognized over the period that services are provided. Other revenues, which consist primarily of frame relay and web page service revenues, are recognized as the services are performed or when the goods are delivered. The Company bills for Internet access service on terms that range from one month to one year in advance. Monthly access fees are not prorated, and refunds are not given for partial months. Therefore, revenues for the first month of service paid in advance are recognized at the inception of the service month. Revenues for terms of service greater than one month that are paid in advance are deferred and amortized over the period in which the services are provided.

Cash and Cash Equivalents

For financial statement purposes, the Company considers all highly liquid debt instruments with a purchased maturity of three months or less to be cash equivalents.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of The River Internet Access Co. and its wholly owned subsidiary, Sense Networking, Inc. (doing business as OzNet). All significant inter-company accounts and transactions have been eliminated.

6

THE RIVER INTERNET ACCESS COMPANY
NOTES TO CONSOLIDATED REVIEWED FINANCIAL STATEMENTS
FOR THE FOUR MONTHS ENDED AUGUST 31, 2004 AND 2003

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

Property and equipment are stated at cost. Major renewals and betterments are capitalized, while maintenance and repairs that do not improve or extend the lives of the respective assets are charged to expense as incurred. Depreciation is provided using the straight-line method over the following estimated useful lives of the assets:

Computer equipment	3 - 5 years
Furniture and fixtures	7 years
Leasehold improvements	7 - 39 years

When items are retired or disposed of, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is reported in results from operations.

Intangible Assets

The Company prior to the acquisiition of Northwest Network Services, Inc. ("NNS") had fully amortized their subscription lists relating to subscriber lists of several Internet service providers. The NNS subscriber lists are being amortized on a straight-line basis over the estimated customer life of 36 months. The Company also has acquired goodwill which manageemnt determined to be impaired at August 31, 2004. Amortization expense relating to the subscriber lists for the four months ended August 31, 2004 was $46,395.

Income Taxes

The Company provides for income taxes under the provisions of Statement of Financial Accounting Standards ("SFAS") 109, "Accounting for Income Taxes." SFAS 109 requires an asset and liability based approach in accounting for income taxes. Deferred income tax assets and liabilities are recorded to reflect the tax consequences on future years of temporary differences in reporting revenues and expenses for financial statement and tax purposes using enacted tax rates in effect for the years in which the differences are expected to reverse. Valuation allowances are provided against assets that are not likely to be fully realized.

7

THE RIVER INTERNET ACCESS COMPANY
NOTES TO CONSOLIDATED REVIEWED FINANCIAL STATEMENTS
FOR THE FOUR MONTHS ENDED AUGUST 31, 2004 AND 2003

NOTE 3 -	GOODWILL AND INTANGIBLE ASSETS

Intangible assets consisted of the following at August 31, 2004 and 2003:

	2004	2003

Original cost	$500,084	$—
Less accumulated amortization	108,618	—
	$391,466	$—

As is more fully discussed in note 12, Statement of Financial Accounting Standards No. 142 eliminated the requirement that goodwill be amortized and accordingly no amortization expense related to goodwill is reflected in these statements. However, the pronouncement does require that intangible assets like goodwill be tested at least annually for impairment. Basically impairment is tested by taking the fair market value of an entity, reduced by it's liabilities, and comparing that amount to the carrying value of the intangible. The Statement is very specific as to the methods by which the fair market value of an entity as a whole is determined. The Company has determined that the goodwill acquired in their acquisition of NNS has been impaired, and written off in the year ended April 30, 2004.

NOTE 4 -	PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of August 31, 2004 and 2003:

	2004	2003

Operating and service equipment	$1,905,375	$1,886,746
Office furniture and equipment	28,877	28,877
Leasehold improvements	36,059	36,059
	1,970,311	1,951,682

Less accumulated depreciation	1,919,967	1,825,482
	$50,344	$126,200

The Company incurred $20,009 and $62,595 in depreciation expense for the four months ended August 31, 2004 and 2003.

NOTE 5 -	LINE OF CREDIT

On May 8, 1998, the Company entered into an agreement with a bank for a line of credit up to $34,500 that is payable in monthly installments of interest only and collateralized by equipment. The line matures on May 5, 2005. Interest is charged at the bank's base rate plus 3.75% (8.50% at August 31, 2004). The outstanding balance under this line of credit was $23,862 and $27,259 as of August 31, 2004 and 2003, respectively.

8

THE RIVER INTERNET ACCESS COMPANY
NOTES TO CONSOLIDATED REVIEWED FINANCIAL STATEMENTS
FOR THE FOUR MONTHS ENDED AUGUST 31, 2004 AND 2003

NOTE 6 -	NOTES PAYABLE

On January 1, 2003 the Company converted a past due amount owed to an officer of the Company into a note payable. The original note amount of $7,000 is due in monthly principal and interest payments of $1,435. The note matured on June 1, 2003 and bears interest at 10 percent per annum. The outstanding balance at August 31, 2004 and 2003 was $3,129 and $5,623, respectively. The note is uncollateralized.

On August 14, 2002, the Company entered into an agreement with a major supplier whereby delinquent amounts owed were converted into a note payable. The original note balance of $349,105 required two up front payments of $34,000 each and ten monthly principal and interest payments of $29,086 through June of 2003. The note was bearing interest at 7.50% per annum and was collateralized by a confessed judgment. The balance was paid off at August 31, 2003.

NOTE 7 -	LONG-TERM DEBT

Long-term debt consists of the following as of August 31, 2004 and 2003:

	2004	2003
Term loan dated February 8, 1999 to Bank One, due in monthly principal and interest payments of $686 at 10.25% per annum. The note matured on February 15, 2004. The note is collaterlaized by equipment and accounts receivable, and is guaranteed by certain officers of the Company.	$—	$3,345

Loan from shareholder dated September 7, 1999, due in monthly principal and interest payments of $1,280 at 15% per annum. The note matured on September 10, 2003. The note is uncollateralized.	—	10,834

Loan from shareholder dated February 5, 2000, due in monthly principal and interest payments of $5,221 at 15% per annum. The note matured on September 30, 2002. The note is uncollateralized.	—	28,425

Loan from shareholder dated February 20, 2000, due in monthly principal and interest payments of $2,611 at 15% per annum. The note matured on September 30, 2002. The note is uncollateralized.	—	15,000

Loan from shareholder dated February 29, 2000, due in monthly principal and interest payments of $3,481 at 15% per annum. The note matured on September 30, 2002. The note is uncollateralized.	—	20,000

9

THE RIVER INTERNET ACCESS COMPANY
NOTES TO CONSOLIDATED REVIEWED FINANCIAL STATEMENTS
FOR THE FOUR MONTHS ENDED AUGUST 31, 2004 AND 2003

NOTE 7 -	LONG-TERM DEBT (CONTINUED)

Note payable dated December 5, 2000, due in monthly principal and interest payments of $5,156 at 9% per annum. The note matures on October 10, 2004, and is uncollaterlaized.	—	56,740

Note payable from a shareholder dated June 14, 2002, due in full on June 13, 2005. The note accrued interest a t a rate of 10% per annum, and is uncollateralized.	—	21,500

Note payable dated May 28, 2004, due in monthly principal and interest payments of $1,473 at 7.5% per annum. The note matures in November 2005.	22,385	—

Note payable to shareholder dated April 30, 2004, due in 36 monthly principal and interest payments of $3,928 commencing July 31, 2004 at 9 percent per annum. The terms of the note require "interest only" payments in the months of May and June of 2004. The note is uncollateralized.	117,539	—

Various uncollateralized notes payable dated December 5, 2000, due in monthly principal and interest installments of $10,212 commencing on May 10, 2002 at 9 percent per annum, with all notes due on December 10, 2003.	36,569	150,297

Note payable to shareholder dated April 30, 2004, due in 36 monthly principal and interest payments of $1,912 at 9 percent per annum. The terms of the note require "interest only" payments in the months of May and June of 2004. The note is uncollateralized.	58,683	—

Note payable due shareholder dated December 17, 2003, due in monthly principal and interest payments of $6,988 at 7.5% per annum. The note matures May 17, 2005.(See note 13)	60,388	—

	$295,564	$306,141

10

THE RIVER INTERNET ACCESS COMPANY
NOTES TO CONSOLIDATED REVIEWED FINANCIAL STATEMENTS
FOR THE FOUR MONTHS ENDED AUGUST 31, 2004 AND 2003

NOTE 7 -	LONG-TERM DEBT (CONTINUED)

Future minimum principal payments at August 31, 2004 were:

2005	$170,145
2006	63,041
2007	62,378
295,564
Less current portion	170,145
Long-term debt	$125,419

During the four months ended August 31, 2003 the Company converted $198,246 of note principal and $21,255 of credit card debt and accrued interest into 73,167 shares of the Company's Common Stock. The conversion price for the common shares was $3 per share and the transaction was completed in June of 2003.

On May 28, 2004, the Company acquired certain assets from Abstract Software, Inc. In accordance with the terms of the agreement, the Company entered into a promissory note in the amount of $25,000 as part of the consideration for these assets. This note is reflected herein.

The Company issued notes to two shareholders in full satisfaction of amounts owed under agreements the Company had previously executed. The new notes contain more favorable terms and eliminated a default condition with respect to several of the old notes. The transaction restructured $152,499 in principal and $31,167 of accrued interest. The transaction was consummated on April 30, 2004.

11

THE RIVER INTERNET ACCESS COMPANY
NOTES TO CONSOLIDATED REVIEWED FINANCIAL STATEMENTS
FOR THE FOUR MONTHS ENDED AUGUST 31, 2004 AND 2003

NOTE 8 -	OPERATING LEASE COMMITMENTS

The Company has several noncancelable operating leases for facilities and miscellaneous equipment that expire at various dates.

Future minimum lease payments under these leases at August 31, 2004 were:

Period Ended
August 31,

2005	$207,232
2006	189,975
2007	141,716
2008	84,105
$623,028

NOTE 9 -	OTHER LIABILITIES

The Company is obligated, through a non-compete agreement, to make monthly payments to one of its shareholders. This commitment required monthly payments of $4,000 through November of 2003 and a final lump sum payment of approximately $97,200 in December of 2003. By mutual agreement the Company did not make the required payment in December of 2003 and continues to make monthly payments. As compensation for this default the Company agreed to accrue interest, at the rate of 9% per annum, from the time of default through the remaining time required to fully repay this obligation. Due to the default condition the Company has recognized the remaing amount payable under this agreement as a liabilty and accordingly this amount is reflected in these financial statements as an accrued expense. The corresponding charge of $97,200 is reflected in "Other operating expenses". The interest accrued through August 31, 2004 amounted to $3,129 and the remaining liability under this agreement is $61,200 at August 31, 2004.

NOTE 10 -	EMPLOYEE BENEFITS

Employees of the Company are provided with a variety of benefits, including those prescribed by law. Eligibility for these benefits depends on various factors, including length of service and employee classification. The Company adopted a 401(k) plan effective June 1, 1999. All Company employees who have completed one year of service and have reached the age of 21 are eligible to participate in the plan. The Company may make discretionary employer contributions to the plan in such amounts as the Company determines. All participants who complete more than 500 hours of service during the plan year and are employed by the Company on the last day of the plan year are eligible to receive an allocation of any employer contributions made during that year. Participants become fully vested in the employer contribution portion of their account upon three or more years of service. There were no employer plan contributions made for the four months ended August 31, 2004 and 2003 nor any amount payable as of August 31, 2004 and 2003.

12

THE RIVER INTERNET ACCESS COMPANY
NOTES TO CONSOLIDATED REVIEWED FINANCIAL STATEMENTS
FOR THE FOUR MONTHS ENDED AUGUST 31, 2004 AND 2003

NOTE 11 -	INCOME TAXES

The components of the Company's deferred tax assets and liabilities as of August 31, 2004 are as follows:

August 31,
2004

Timing differences	$1,232,649
Less valuation allowance	(1,232,649)
$—

As of August 31, 2004, the Company had accumulated deficits of approximately $4,000,000 which may be used to offset future corporate taxes on a limited basis as specified by statutory requirements. The carry-forwards will expire at dates ranging from 2011 to 2023 for federal income tax purposes and 2004 to 2008 for Arizona income tax purposes, if not utilized. Additionally, the other timing differences relate to depreciation, amortization and allowance for bad debt adjustments.

NOTE 12 -	ACQUISITION OF SENSE NETWORKING, INC.

On December 5, 2000 the Company finalized its acquisition of Sense Networking Inc., an Internet service provider in the Seattle, Washington area. The transaction was structured as a merger acquisition, whereby Sense Networking Inc. was merged into the Company's wholly owned subsidiary. Under the terms of the agreement and plan of reorganization ("Acquisition Agreement"), the River Internet Access Co. issued 39,971 shares of common stock based on a formula specified in the Acquisition Agreement, which in general is based on the value of Sense Networking Inc. as defined in the Acquisition Agreement. In exchange, the Company received all of the issued and outstanding shares of Sense Networking Inc. stock. The Company also assumed all assets and liabilities of Sense Networking Inc..

The Company adopted Statement of Financial Accounting Standards No 141, Business Combinations and No. 142, Goodwill and Other Intangible Assets, for the purpose of accounting for this acquisition. These accounting standards were issued in June 2001. The effects of the merger acquisition have been reported in the accompanying consolidated financial statements. The pronouncement eliminated the requirement to amortize goodwill beginning with the first day of the fiscal year in which the new standard is implemented, accordingly no amortization expense related to goodwill is reflected in these statements. In connection with the acquisition, the Company recognized $2,270,312 in goodwill which the Company impaired.

13

THE RIVER INTERNET ACCESS COMPANY
NOTES TO CONSOLIDATED REVIEWED FINANCIAL STATEMENTS
FOR THE FOUR MONTHS ENDED AUGUST 31, 2004 AND 2003

NOTE 13 -	AGREEMENT WITH NORTHWEST NETWORK SERVICES, INC.

On October 1, 2003 the Company completed the purchase of certain assets of Northwest Network Services, Inc. ("NNS") an internet service provider in the Bainbridge Island, Washington area. The River Internet Access Co., through its subsidiary, Sense Networking, Inc. acquired a substantial number of NNS's subscribers, domain names, and other related assets. As a result of the purchase, the Company will realize additional revenue of approximately $320,000 annually with minimal increases in network or administrative costs.

The aggregate purchase price was $524,371, which included $61,700 in cash, common stock valued at $300,000, a note payable of approximately $120,000, and the assumption of $42,671 in liabilities. The value of the 7,500 common shares issued was determined by mutual agreement. The Asset Purchase Agreement ("APA") contains a look back period whereby the final purchase price and note balance will ultimately be determined.

The following table summarizes the allocation of the purchase price to the acquired assets at the date of acquisition. Due to the look back clause contained in the APA, the allocation of the purchase price is subject to refinement.

At October 1, 2003

Current assets - accounts receivable	$2,029
Intangible assets	40,000
Subscription list	320,000
Goodwill	162,342
Total assets acquired	$524,371

As stipulated in the APA, the purchase price was subject to an adjustment based upon a formula which emphasized changes in the acquired subscriber's monthly recurring revenue. The effect of this look back resulted in the reduction of the purchase price by $1,383. This adjustment is reflected in these financial statements as a reduction of the note payable and a corresponding reduction in acquired goodwill.

The $40,000 in acquired intangible assets was assigned to domain names and are not subject to amortization. The subscription list has a useful life of approximately 3 years and will be amortized accordingly. Goodwill is no longer required to be amortized as is more fully explained in note 12.

NOTE 14 -	CONTINGENCIES

The Company has received formal demand for payment from the Federal bankruptcy court in New Jersey in regards to an alleged debt owed to Enron Broadband Services ("EBS"). The amount demanded is in dispute and the Company believes any eventual settlement will be inconsequential, although no outcome can be predicted at this time.

NOTE 15 -	AGREEMENT WITH ABSTRACT SOFTWARE, INC.

On May 28, 2004, the Company completed the purchase of certain assets of Abstract Software, Inc. ("Abstract") an internet service provider in the Seattle, Washington area. The Company through its subsidiary acquired a substantial number of Abstract's subscribers, domain names, and other related assets.

The aggregate purchase price was $140,995, which was comprised of $111,269 in net accounts receivable offsets, a note payable in the amount of $25,000, and the assumption of liabilities of $3,815.

The following table summarizes the allocation of the purchase price to the acquired assets at the date of acquisition.

At May 28, 2004

Current assets - accounts receivable	$911
Intangible assets	10,000
Subscription list	130,084
$140,995

The $10,000 in acquired intangible assets was assigned to domain names and are not subject to amortization. The subscription list has a useful life of approximately 3 years and will be amortized accordingly.

NOTE 16 -	SUBSEQUENT EVENT

On September 16, 2004, the Company entered into an agreement of sale with DFW Internet Services, Inc. The Company was sold for approximately $3,340,000 consisting of $1,690,732 in cash, $776,472 in notes, of which half are convertible notes, convertible into shares of Mobilepro Corp. (the parent of DFW InternetServices, Inc.) stock, and the assumption of approximately $872,796 in liabilities, for all of the outstanding shares of the Company.

14

THE RIVER INTERNET ACCESS COMPANY
CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2004 AND 2003

THE RIVER INTERNET ACCESS COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2004 AND 2003

Page(s)

Report of Independent Registered Public Accounting Firm	1

Consolidated Financial Statements:

Balance Sheets at April 30, 2004 and 2003	2

Statements of Operation for the Years Ended April 30, 2004 and 2003	3

Statements of Stockholders’ Equity (Deficit) for the Years Ended April 30, 2004 and 2003	4

Statements of Cash Flows for the Years Ended April 30, 2004 and 2003	5

Notes to the Consolidated Financial Statements	6-14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
The River Internet Access Company
Tucson, AZ

We have audited the accompanying consolidated balance sheets of The River Internet Access Company, an Arizona corporation (the “Company”) as of April 30, 2004 and 2003, and the related consolidated statements of operation, stockholders’ equity (deficit), and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We have conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The River Internet Access Company as of April 30, 2004 and 2003, and the results of its operations, changes in stockholders’ equity (deficit) and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Bagell Josephs & Company, L.L.C.
Bagell Josephs & Company, L.L.C.
Gibbsboro, New Jersey

October 27, 2004

1

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
APRIL 30, 2004 AND 2003

ASSETS
	2004	2003
Current assets:
Cash and cash equivalents	$59,072	$75,212
Accounts receivable, net of allowance for doubtful accounts of $9,043	147,771	127,821
Other current assets	50,610	59,310

Total current assets	257,453	262,343

Property and equipment, net	56,867	173,605
Other non-current assets	4,242	4,242
Intangible assets, net	297,777	—
Total assets	$616,339	$440,190

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable and accrued liabilities	$550,933	$614,166
Deferred revenue	318,721	352,422
Line of credit	24,699	28,848
Notes payable	5,623	63,254
Current portion of obligations under capital lease	—	34,973
Current portion of long term obligations	201,896	403,306

Total current liabilities	1,101,872	1,496,969

Long term debt, net of current portion	143,836	119,308

Total liabilities	1,245,708	1,616,277

Stockholders' Equity (Deficit)
Common stock, no par value; 1,000,000 shares authorized 341,459 and 260,792 shares issued and outstanding	3,415,633	2,896,132
Accumulated deficit	(4,045,002)	(4,072,219)

Total Stockholders' Equity (Deficit)	(629,369)	(1,176,087)
Total Liabilities and Stockholders' Equity (Deficit)	$616,339	$440,190

The accompanying footnotes are an integral part of the consolidated financial statements.

2

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED APRIL 30, 2004 AND 2003

	2004	2003

Net sales	$4,752,175	$5,543,574

Cost of sales	2,218,434	2,594,553

Gross profit	2,533,741	2,949,021

Expenses:
Advertising	41,121	83,265
Depreciation and amortization	199,294	293,308
Salaries and employee related costs	1,340,164	1,565,419
Rent	186,914	167,319
Telephone	58,125	69,198
Other operating expenses	450,049	494,695
Total expenses	2,275,667	2,673,204

Net income from operations	258,074	275,817

Other (expense):
Impairment of intangibles and goodwill	(162,342)	—
Interest expense	(68,515)	(155,775)

Net income before income taxes	27,217	120,042

Income tax expense (benefit)	—	—

Net income	27,217	120,042

Accumulated deficit, beginning	(4,072,219)	(4,192,261)
Accumulated deficit, ending	$(4,045,002)	$(4,072,219)

The accompanying footnotes are an integral part of the consolidated financial statements.

3

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED APRIL 30, 2004 AND 2003

	Common		Accumulated
	Shares	Value	Deficit	Total

Balance, May 1, 2002	246,424	$2,321,412	$(4,192,261)	$(1,870,849)

Issuance of shares for conversion of notes payable and interest	14,368	574,720	—	574,720

Net income for the year	—	—	120,042	120,042

Balance, April 30, 2003	260,792	2,896,132	(4,072,219)	(1,176,087)

Issuance of shares for conversion of notes payable and interest	73,167	219,501	—	219,501

Issuance of shares for acquisition of Northwest Network Services, Inc.	7,500	300,000	—	300,000

Net income for the year	—	—	27,217	27,217

Balance, April 30, 2004	341,459	$3,415,633	$(4,045,002)	$(629,369)

The accompanying footnotes are an integral part of the consolidated financial statements.

4

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED APRIL 30, 2004 AND 2003

	2004	2003
Cash flows from operating activities:
Net income	$27,217	$120,042

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	199,294	293,308
Impairment of intangible assets and goodwill	162,342	—
Net cash paid for acquisition of Northwest Network Services, Inc.	(61,700)	—

Changes in operating assets and liabilities:
(Increase) in accounts receivable	(17,921)	(15,412)
(Increase) decrease in other current assets	8,700	(39,339)
(Increase) in other non-current assets	—	(4,242)
(Decrease) in bank overdraft	—	(594)
(Decrease) in accounts payable and accrued liabilities	(41,978)	(116,571)
Increase (decrease) in deferred revenue	(76,372)	192

Total adjustments	172,365	117,342

Net cash provided by operating activities	199,582	237,384

Cash flows from investing activities:
Acquisition of property and equipment	(20,333)	(8,961)

Net cash used in investing activities	(20,333)	(8,961)

Cash flows from financing activities:
Repayments of long-term debt and bank loans	(377,672)	(590,056)
Borrowings under long-term debt and bank loans	182,283	436,845

Net cash used in financing activities	(195,389)	(153,211)

Net increase (decrease) in cash and cash equivalents	(16,140)	75,212

Cash and cash equivalents, beginning of year	75,212	—

Cash and cash equivalents, end of year	$59,072	$75,212

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for interest	$68,515	$155,775

Supplemental Disclosure of Non-Cash Flow Information

Issuance of common stock for notes payable and accrued interest	$219,501	$574,720

Acquisition of Northwest Network Services, Inc.

Accounts receivable	$2,029	$—
Intangibles - subscription lists, domain names	360,000	—
Goodwill	162,342	—
Note payable to former owners	(120,000)	—
Issuance of common stock as part of purchase agreement	(300,000)	—
Assumption of deferred revenue	(42,671)	—
Cash paid for acquisition	$61,700	$—

The accompanying footnotes are an integral part of the consolidated financial statements.

5

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED APRIL 30, 2004 AND 2003

NOTE 1 -	ORGANIZATION

The River Internet Access Co. and its subsidiary provide Internet access, web-site development, and other Internet-related services to customers located throughout Arizona and western Washington including Seattle. Its corporate headquarters are located in Tucson, Arizona.

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
Revenue Recognition

Internet service subscription revenues are recognized over the period that services are provided. Other revenues, which consist primarily of frame relay and web page service revenues, are recognized as the services are performed or when the goods are delivered. The Company bills for Internet access service on terms that range from one month to one year in advance. Monthly access fees are not prorated, and refunds are not given for partial months. Therefore, revenues for the first month of service paid in advance are recognized at the inception of the service month. Revenues for terms of service greater than one month that are paid in advance are deferred and amortized over the period in which the services are provided.
Cash and Cash Equivalents

For financial statement purposes, the Company considers all highly liquid debt instruments with a purchased maturity of three months or less to be cash equivalents.
Principles of Consolidation

The accompanying consolidated financial statements include the accounts of The River Internet Access Co. and its wholly owned subsidiary, Sense Networking, Inc. (doing business as OzNet). All significant inter-company accounts and transactions have been eliminated.

6

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED APRIL 30, 2004 AND 2003

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

Property and equipment are stated at cost. Major renewals and betterments are capitalized, while maintenance and repairs that do not improve or extend the lives of the respective assets are charged to expense as incurred. Depreciation is provided using the straight-line method over the following estimated useful lives of the assets:
Computer equipment	3 - 5 years
Furniture and fixtures	7 years
Leasehold improvements	7 - 39 years

When items are retired or disposed of, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is reported in results from operations.
Intangible Assets

The Company prior to the acquisiition of Northwest Network Services, Inc. ("NNS") had fully amortized their subscription lists relating to subscriber lists of several Internet service providers. The NNS subscriber lists are being amortized on a straight-line basis over the estimated customer life of 36 months. The Company also has acquired goodwill which manageemnt determined to be impaired at April 30, 2004. Amortization expense relating to the subscriber lists for the year ended April 30, 2004 was $62,223.
Income Taxes

The Company provides for income taxes under the provisions of Statement of Financial Accounting Standards ("SFAS") 109, "Accounting for Income Taxes." SFAS 109 requires an asset and liability based approach in accounting for income taxes. Deferred income tax assets and liabilities are recorded to reflect the tax consequences on future years of temporary differences in reporting revenues and expenses for financial statement and tax purposes using enacted tax rates in effect for the years in which the differences are expected to reverse. Valuation allowances are provided against assets that are not likely to be fully realized.

7

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED APRIL 30, 2004 AND 2003

NOTE 3 -	GOODWILL AND INTANGIBLE ASSETS

Intangible assets consisted of the following at April 30, 2004 and 2003:

	2004	2003

Original cost	$360,000	$—
Less accumulated amortization	62,223	—
	$297,777	$—

As is more fully discussed in note 12, Statement of Financial Accounting Standards No. 142 eliminated the requirement that goodwill be amortized and accordingly no amortization expense related to goodwill is reflected in these statements. However, the pronouncement does require that intangible assets like goodwill be tested at least annually for impairment. Basically impairment is tested by taking the fair market value of an entity, reduced by it's liabilities, and comparing that amount to the carrying value of the intangible. The Statement is very specific as to the methods by which the fair market value of an entity as a whole is determined. The Company has determined that the goodwill acquired in their acquisition of NNS has been impaired, and written off in the year ended April 30, 2004.

NOTE 4 -	PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of April 30, 2004 and 2003:

	2004	2003

Operating and service equipment	$1,891,889	$1,871,556
Office furniture and equipment	28,877	28,877
Leasehold improvements	36,059	36,059
	1,956,825	1,936,492
Less accumulated depreciation	1,899,958	1,762,887
	$56,867	$173,605

The Company incurred $137,071 and $300,558 in depreciation expense for the years ended April 30, 2004 and 2003.

NOTE 5 -	LINE OF CREDIT

On May 8, 1998, the Company entered into an agreement with a bank for a line of credit up to $34,500 that is payable in monthly installments of interest only and collateralized by equipment. The line matures on May 5, 2005. Interest is charged at the bank's base rate plus 3.75% (8.00% at April 30, 2004). The outstanding balance under this line of credit was $24,699 and $28,848 as of April 30, 2004 and 2003, respectively.

8

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED APRIL 30, 2004 AND 2003

NOTE 6 -	NOTES PAYABLE

On January 1, 2003 the Company converted a past due amount owed to an officer of the Company into a note payable. The original note amount of $7,000 is due in monthly principal and interest payments of $1,435. The note matured on June 1, 2003 and bears interest at 10 percent per annum. The outstanding balance at April 30, 2004 and 2003 was $5,623. The note is uncollateralized.
On August 14, 2002, the Company entered into an agreement with a major supplier whereby delinquent amounts owed were converted into a note payable. The original note balance of $349,105 required two up front payments of $34,000 each and ten monthly principal and interest payments of $29,086 through June of 2003. The note was bearing interest at 7.50% per annum and was collateralized by a confessed judgment. The balance due at April 30, 2003 was $57,631.

NOTE 7 -	LONG-TERM DEBT

Long-term debt consists of the following as of April 30, 2004 and 2003:

	2004	2003
Term loan dated February 8, 1999 to Bank One, due in monthly principal and interest payments of $686 at 10.25% per annum. The note matured on February 15, 2004. The note is collaterlaized by equipment and accounts receivable, and is guaranteed by certain officers of the Company.	$—	$6,548

Loan from shareholder dated September 7, 1999, due in monthly principal and interest payments of $1,280 at 15% per annum. The note matured on September 10, 2003. The note is uncollateralized.	—	10,834

Loan from shareholder dated February 5, 2000, due in monthly principal and interest payments of $5,221 at 15% per annum. The note matured on September 30, 2002. The note is uncollateralized.	—	28,425

Loan from shareholder dated February 20, 2000, due in monthly principal and interest payments of $2,611 at 15% per annum. The note matured on September 30, 2002. The note is uncollateralized.	—	15,000

Loan from shareholder dated February 29, 2000, due in monthly principal and interest payments of $3,481 at 15% per annum. The note matured on September 30, 2002. The note is uncollateralized.	—	20,000

9

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED APRIL 30, 2004 AND 2003

NOTE 7 -	LONG-TERM DEBT (CONTINUED)

Note payable dated December 5, 2000, due in monthly principal and interest payments of $5,156 at 9% per annum. The note matures on October 10, 2004, and is uncollaterlaized.	—	113,173

Note payable from a shareholder dated June 14, 2002, due in full on June 13, 2005. The note accrued interest a t a rate of 10% per annum, and is uncollateralized.	—	21,500

Note payable dated December 1, 2002, due in monthly principal and interest payments of $1,537 at18. 9% per annum. The note matures on June 1, 2004, and is uncollaterlaized.	—	21,587

Loan payable from shareholders dated October 25, 2002. The notes are due in three monthly principal and interest payments of $21,122 commencing July 2003. The note bears interest at 7.5% per annum and is uncollateralized.	—	59,250

Note payable to shareholder dated April 30, 2004, due in 36 monthly principal and interest payments of $3,928 commencing July 31, 2004 at 9 percent per annum. The terms of the note require "interest only" payments in the months of May and June of 2004. The note is uncollateralized.	123,530	—

Various uncollateralized notes payable dated December 5, 2000, due in monthly principal and interest installments of $10,212 commencing on May 10, 2002 at 9 percent per annum, with all notes due on December 10, 2003.	75,615	226,297

Note payable to shareholder dated April 30, 2004, due in 36 monthly principal and interest payments of $1,912 at 9 percent per annum. The terms of the note require "interest only" payments in the months of May and June of 2004. The note is uncollateralized.	60,136	—

Note payable due shareholder dated December 17, 2003, due in monthly principal and interest payments of $6,988 at 7.5% per annum. The note matures May 17, 2005.(See note 13)	86,451	—
	$345,732	$522,614

10

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED APRIL 30, 2004 AND 2003

NOTE 7 -	LONG-TERM DEBT (CONTINUED)

Future minimum principal payments at April 30, 2004 were:

2005	$201,896
2006	66,466
2007	65,778
2008	11,592
345,732
Less current portion	201,896
Long-term debt	$143,836

During the year ended April 30, 2004 the Company converted $198,246 of note principal and $21,255 of credit card debt and accrued interest into 73,167 shares of the Company's Common Stock. The conversion price for the common shares was $3 per share and the transaction was completed in June of 2003. In fiscal 2003, the Company converted $500,000 in note principal and $74,720 in accrued interest into 14,368 shares of the Company's common stock. The conversion price for the common shares was $40 per share and the transaction was completed in October 2002.

The Company issued notes to two shareholders in full satisfaction of amounts owed under agreements the Company had previously executed. The new notes contain more favorable terms and eliminated a default condition with respect to several of the old notes. The transaction restructured $152,499 in principal and $31,167 of accrued interest. The transaction was consummated on April 30, 2004.

11

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED APRIL 30, 2004 AND 2003

NOTE 8 -	OPERATING LEASE COMMITMENTS

The Company has several noncancelable operating leases for facilities and miscellaneous equipment that expire at various dates.

Future minimum lease payments under these leases at April 30, 2004 were:

Year Ended
April 30,

2005	$206,475
2006	207,213
2007	140,655
2008	120,150
$674,493

NOTE 9 -	OTHER LIABILITIES

The Company is obligated, through a non-compete agreement, to make monthly payments to one of its shareholders. This commitment required monthly payments of $4,000 through November of 2003 and a final lump sum payment of approximately $97,200 in December of 2003. By mutual agreement the Company did not make the required payment in December of 2003 and continues to make monthly payments. As compensation for this default the Company agreed to accrue interest, at the rate of 9% per annum, from the time of default through the remaining time required to fully repay this obligation. Due to the default condition the Company has recognized the remaing amount payable under this agreement as a liabilty and accordingly this amount is reflected in these financial statements as an accrued expense. The corresponding charge of $97,200 is reflected in "Other operating expenses". The interest accrued through April 30, 2004 amounted to $3,129 and the remaining liability under this agreement is $77,200 at April 30, 2004.

NOTE 10 -	EMPLOYEE BENEFITS

Employees of the Company are provided with a variety of benefits, including those prescribed by law. Eligibility for these benefits depends on various factors, including length of service and employee classification. The Company adopted a 401(k) plan effective June 1, 1999. All Company employees who have completed one year of service and have reached the age of 21 are eligible to participate in the plan. The Company may make discretionary employer contributions to the plan in such amounts as the Company determines. All participants who complete more than 500 hours of service during the plan year and are employed by the Company on the last day of the plan year are eligible to receive an allocation of any employer contributions made during that year. Participants become fully vested in the employer contribution portion of their account upon three or more years of service. There were no employer plan contributions made for the years ended April 30, 2004 and 2003 nor any amount payable as of April 30, 2004 and 2003.

12

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED APRIL 30, 2004 AND 2003

NOTE 11 -	INCOME TAXES

The components of the Company's deferred tax assets and liabilities as of April 30, 2004 are as follows:

April 30,
2004

Timing differences	$1,232,649
Less valuation allowance	(1,232,649)
$—

As of April 30, 2004, the Company had accumulated deficits of approximately $4,000,000 which may be used to offset future corporate taxes on a limited basis as specified by statutory requirements. The carry-forwards will expire at dates ranging from 2011 to 2023 for federal income tax purposes and 2004 to 2008 for Arizona income tax purposes, if not utilized. Additionally, the other timing differences relate to depreciation, amortization and allowance for bad debt adjustments.

NOTE 12 -	ACQUISITION OF SENSE NETWORKING, INC.

On December 5, 2000 the Company finalized its acquisition of Sense Networking Inc., an Internet service provider in the Seattle, Washington area. The transaction was structured as a merger acquisition, whereby Sense Networking Inc. was merged into the Company's wholly owned subsidiary. Under the terms of the agreement and plan of reorganization ("Acquisition Agreement"), the River Internet Access Co. issued 39,971 shares of common stock based on a formula specified in the Acquisition Agreement, which in general is based on the value of Sense Networking Inc. as defined in the Acquisition Agreement. In exchange, the Company received all of the issued and outstanding shares of Sense Networking Inc. stock. The Company also assumed all assets and liabilities of Sense Networking Inc..

The Company adopted Statement of Financial Accounting Standards No 141, Business Combinations and No. 142, Goodwill and Other Intangible Assets, for the purpose of accounting for this acquisition. These accounting standards were issued in June 2001. The effects of the merger acquisition have been reported in the accompanying consolidated financial statements. The pronouncement eliminated the requirement to amortize goodwill beginning with the first day of the fiscal year in which the new standard is implemented, accordingly no amortization expense related to goodwill is reflected in these statements. In connection with the acquisition, the Company recognized $2,270,312 in goodwill which the Company impaired.

13

THE RIVER INTERNET ACCESS COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED APRIL 30, 2004 AND 2003

NOTE 13 -	AGREEMENT WITH NORTHWEST NETWORK SERVICES, INC.

On October 1, 2003 the Company completed the purchase of certain assets of Northwest Network Services, Inc. ("NNS") an internet service provider in the Bainbridge Island, Washington area. The River Internet Access Co., through its subsidiary, Sense Networking, Inc. acquired a substantial number of NNS's subscribers, domain names, and other related assets. As a result of the purchase, the Company will realize additional revenue of approximately $320,000 annually with minimal increases in network or administrative costs.
The aggregate purchase price was $524,371, which included $61,700 in cash, common stock valued at $300,000, a note payable of approximately $120,000, and the assumption of $42,671 in liabilities. The value of the 7,500 common shares issued was determined by mutual agreement. The Asset Purchase Agreement ("APA") contains a look back period whereby the final purchase price and note balance will ultimately be determined.

The following table summarizes the allocation of the purchase price to the acquired assets at the date of acquisition. Due to the look back clause contained in the APA, the allocation of the purchase price is subject to refinement.

At October 1, 2003

Current assets - accounts receivable	$2,029
Intangible assets	40,000
Subscription list	320,000
Goodwill	162,342
Total assets acquired	$524,371

As stipulated in the APA, the purchase price was subject to an adjustment based upon a formula which emphasized changes in the acquired subscriber's monthly recurring revenue. The effect of this look back resulted in the reduction of the purchase price by $1,383. This adjustment is reflected in these financial statements as a reduction of the note payable and a corresponding reduction in acquired goodwill.

The $40,000 in acquired intangible assets was assigned to domain names and are not subject to amortization. The subscription list has a useful life of approximately 3 years and will be amortized accordingly. Goodwill is no longer required to be amortized as is more fully explained in note 12.

NOTE 14 -	CONTINGENCIES

The Company has received formal demand for payment from the Federal bankruptcy court in New Jersey in regards to an alleged debt owed to Enron Broadband Services ("EBS"). The amount demanded is in dispute and the Company believes any eventual settlement will be inconsequential, although no outcome can be predicted at this time.

NOTE 15 -	SUBSEQUENT EVENT

On September 16, 2004, the Company entered into an agreement of sale with DFW Internet Services, Inc. The Company was sold for approximately $3,340,000 consisting of $1,690,732 in cash, $776,472 in notes, of which half are convertible notes, convertible into shares of Mobilepro Corp. (the parent of DFW InternetServices, Inc.) stock, and the assumption of approximately $872,796 in liabilities, for all of the outstanding shares of the Company.

14